UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2011

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

FAMCO

FAMCO MLP & Energy Income Fund

ANNUAL REPORT
November 30, 2011

FAMCO MLP & Energy Income Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	21
Supplemental Information	22
Fund Expenses	24

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6700 Facsimile: 314 446-6707 www.famco.com

MLP & Energy Income Fund (“INFIX”)
November 30, 2011

Dear Shareholder

Thank you for your investment in the FAMCO MLP & Energy Income Fund (“the Fund”).  This report covers the Fund’s performance for the fiscal year ended November 30, 2011 as well as an overall update on the Fund’s investments.

Our firm, Fiduciary Asset Management Inc. (“FAMCO”), serves as investment advisor for the Fund.  Founded in 1994, FAMCO is a Delaware corporation registered with the Securities and Exchange Commission as an investment adviser and is a wholly owned subsidiary of Piper Jaffray Companies.  We manage Master Limited Partnerships (“MLPs”), equity and fixed income assets for investment companies, institutions and high net worth individuals.

The Fund’s investment objective is long-term capital appreciation and current income.  The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.  Most pure-play domestic energy infrastructure is owned by MLPs or entities affiliated with MLPs, and at least 80% of the Fund’s investments are expected to be concentrated in MLPs and other energy infrastructure assets.

We expect the Fund to exhibit high correlation to and generate similar returns with the Alerian MLP Index (Alerian), but with less volatility and more liquidity over a full market cycle. In shorter periods we would expect the Fund to underperform when the Alerian is generating higher than average returns and to outperform when the Alerian performs at less than its long-term potential.

Given these expectations we are pleased with the year to date and since inception returns for the Class I Shares of the Fund of 10.85% and 12.18%, respectively.  The Alerian’s comparable returns are 7.68% and 9.59%.  Importantly, the Fund has provided investors with the lower volatility and increased downside protection that is expected.  Since inception, the Fund’s volatility has averaged 75% of the Alerian’s volatility. During two significant MLP market corrections in 2011 the Fund, on average, declined by approximately one-third less than the Alerian.

The positive performance of MLPs and other energy infrastructure equity during the inception to date period ended November 30, 2011 drove the Fund’s returns.  The Fund’s investments in energy infrastructure fixed income securities performed slightly better than the Barclay’s US Aggregate Bond Index over the same period but underperformed the Fund’s MLP and other energy equity investments.  The Fund’s correlation1 to

 1 Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction.

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the Alerian was approximately 92% since inception through November 30, 2011, which is consistent with our long term expectations.

A couple of strategic themes added value during the since inception period: 1) a preference for MLPs and other energy infrastructure equities vs. fixed income securities; 2) a preference for energy infrastructure equities with potential restructuring opportunities and; 3) a preference for credit risk vs. interest rate risk in our fixed income portfolio.

We believe that the long-term outlook for MLPs and other energy infrastructure assets is positive.  MLPs and other energy infrastructure companies appear to be benefiting from the significant infrastructure needs being fueled in part by drilling activity of unconventional oil and gas reserves, generally termed “shale plays”.

The Alerian’s 9.59% return for the year ended November 30, 2011 reflected investors’  positive outlook for energy infrastructure and was also inside the range of our 8-10% long term return expectation for the Alerian Index

Throughout the year we saw positive developments for our energy infrastructure equity holdings.  Approximately 30% of the Fund’s assets were allocated to energy infrastructure entities organized as corporations (as opposed to MLPs which are organized as partnerships).  Our holdings of energy infrastructure corporations significantly outperformed our MLP holdings for the inception to period ended November 30, 2011. We attribute the positive performance to the following two themes: 1) many of the energy infrastructure corporations in the Fund own what appear to be valuable infrastructure assets; 2) these companies are often the parent company (i.e. general partner) of an MLP; and 3) many of the companies are beginning to unlock this value more aggressively via restructuring.

In our semi-annual report we noted the positive performance of El Paso Corp. (EP).  El Paso Corp. owns a 2% general partnership (GP) stake and 42% equity stake in El Paso Energy Partners, LP (EPB).  The GP stake in an MLP can be quite valuable.  We find that the market typically does not give full valuation credit for the GP ownership due to a couple of reasons: 1) the corporation may also own a significant amount of mature, slower-growth regulated assets which constitute a greater mix of cash flow; and 2) since diversified companies generally have greater complexity, it is harder for investors to accurately value the sum of the parts (causing a conglomeration discount).  In October, Kinder Morgan Inc. (KMI) announced an agreement to acquire El Paso Corp. at a significant premium.  Assuming the transaction closes, the combined entity will be one of the largest U.S. energy companies.  At the end of the reporting period the Fund maintained its position in El Paso Corp.

We expect that merger and acquisition activity will remain strong in 2012.  We believe that restructuring, including mergers and acquisitions, of energy infrastructure corporations is a good example of the opportunities that the MLP & Energy Income Fund seeks to capitalize on.  While our core investment is MLPs, we actively seek to create value by purchasing securities tied to energy infrastructure regardless of whether the securities represent equity or debt or if they are tied to entities organized as corporations or partnerships.  Over time this strategy seeks to provide investors with returns in-line with the Alerian MLP Index while providing less volatility along the way, which is what investors in the Fund have experienced since the Fund’s inception.

One change in the Fund during the second half of the year was a reduction in the Fund’s more commodity-sensitive investments and an increase in the overall quality level of our holdings.  It is our view that commodity sensitive investments tend to lag, while higher quality securities lead, during prolonged periods of slow economic growth.  As expectations of a slowing economy set in during the second half of 2011 we began to adjust the portfolio to reflect this belief.

2

We remain mindful of the possibility of tax reform negatively impacting MLPs.  We continue to believe that the odds are low that the tax reforms being considered will significantly impact MLPs.  However, the regulatory front continues to be challenging for the energy sector.  Drilling has resumed in the Gulf of Mexico, but policy battles continue to rage on shore with regards to the drilling practice of hydraulic fracturing (“fracking”), especially in the northeast and the Marcellus shale.  The proposed Keystone XL pipeline, designed to bring increased volumes of Canadian crude oil all the way to the refinery complexes on the Gulf Coast, is a hot button for environmentalists concerned about potential negative impacts of a spill on the Ogallala Aquifer, the nation’s largest.  While this public discourse will undoubtedly slow the development process of domestic energy resources, and put at risk our access to friendly foreign resources at a time of political upheaval in the Middle East, we think the end result is a continued boom in drilling and related infrastructure build out.  This remains the basic engine of growth for energy infrastructure assets, and we maintain our view that the growth story is intact.

As a shareholder, you will receive a 1099 tax form in January, 2012.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely, Fiduciary Asset Management Inc.

This material must be preceded or accompanied by a current prospectus.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.

S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS sectors.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

Standard deviation is a measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation.

3

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

Liquidity Risk: Certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. At times, limited trading volumes may result in abrupt or erratic movements, or result in difficulty in buying or selling significant amounts of such securities.

Industry Risk: Energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to, fluctuations in commodity prices, reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing, changes in the economy or the regulatory environment or extreme weather.

MLP Risk: Investments in securities of MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.

Additionally, investing in MLPs involves material income tax risks and certain other risks. Actual results, performance or events may be affected by, without limitation, (1) general economic conditions, (2) performance of financial markets, (3) interest rate levels, (4) changes in laws and regulations and (5) changes in the policies of governments and/or regulatory authorities.

MLPs may have additional expenses, as some MLPs pay incentive distributions fees to their general partners.

Fixed Income Risk: Generally, fixed income securities decrease in value if the interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. High yield securities are below investment grade quality and may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The issuer or guarantor of a fixed income security may be unable or unwilling to make timely payments of interest or principal.

There are various risks associated with transactions in derivative instruments. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Certain transactions, including the use of derivatives, may give rise to a form of leverage. To mitigate leveraging risk, the Fund’s custodian will segregate or identify liquid assets or otherwise cover the transactions that may give rise to such risk.

The value of MLPs depend largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If MLPs are unable to maintain partnership status because of tax law changes, the MLPs would be taxed as corporations and there could be a decrease in the value of the MLP securities. The MLPs would be subject to U.S. federal income taxation, and distributions generally would be taxed as dividend income. As a result, after-tax returns could be reduced, which could cause a decline in the

4

value of MLPs. In addition, there is the potential that investors may be required to make tax filings in multiple jurisdictions related to MLP investing in separate accounts.

Yield, performance, and fund flows information discussed in this commentary are historical and relate to MLPs and the S&P 500 generally. Such yield and performance information does not represent the performance of the FAMCO MLP & Energy Income Fund. Past performance does not guarantee future results.

The Fund intends to elect to be treated and to qualify each year, as a “regulated investment company” under the U.S. Internal Revenue Code of 1986 (the “Code”). To maintain qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year the Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all taxable income will be subject to federal income tax and possibly state and local income tax at regular corporate rates (without any deduction for distributions to shareholders) and any income available for distribution will be reduced.

5

FAMCO MLP & Energy Income Fund
FUND PERFORMANCE at November 30, 2011

This graph compares a hypothetical $1 million investment in the Fund's Class I Shares, made at its inception with a similar investment in the Alerian MLP Index.  Results include the reinvestment of all dividends and capital gains.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.  Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.   The indexes do not reflect expenses, fees or sales charge, which would lower performance.  The indexes are unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2011
	Year to Date	Since Inception (Cumulative)*
FAMCO MLP & Energy Income Fund
Class A with Sales Load	4.61%	5.90%
Class A without Sales Load	10.71%	12.04%
Class I	10.85%	12.18%
Alerian MLP Index	7.68%	9.59%
S&P 500 Index	1.08%	1.11%
Barclays Capital U.S. Aggregate Index	6.67%	7.10%

*Class A started on 5/18/11. Class I started on 12/27/10.  The performance figures for Class A include the performance for the Class I for the periods prior to the start date of Class A.  Class A imposes higher expenses than that of Class I.

Gross and Net Expense Ratios for Class A was 1.72% and 1.50%, respectively.   Gross and Net Expense Ratios for Class I was 1.47% and 1.25%, respectively. Expense ratios are from the most recent prospectus. The Fund's Advisor has contractually agreed to waive its fees and/or absorb expenses; absent such waivers, the Fund's returns would have been lower. The contractual fee waivers are in effect through February 28, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

6

FAMCO MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2011

Principal Amount		Value

	CORPORATE BONDS – 28.2%
$700,000	Anadarko Finance Co. 7.500%, 5/1/2031	$842,817
500,000	BreitBurn Energy Partners LP / BreitBurn Finance Corp. 8.625%, 10/15/2020	501,875
	Chesapeake Energy Corp.
550,000	6.875%, 8/15/2018	574,750
650,000	6.625%, 8/15/2020	672,750
350,000	Dominion Resources, Inc. 7.000%, 6/15/2038	458,966
225,000	Plains Exploration & Production Co. 7.625%, 4/1/2020	239,625
950,000	Range Resources Corp. 7.250%, 5/1/2018	1,016,500
125,000	Spectra Energy Capital LLC 7.500%, 9/15/2038	156,870
600,000	Sunoco, Inc. 5.750%, 1/15/2017	598,542
1,000,000	Teekay Corp. 8.500%, 1/15/2020	952,500
825,000	Tesoro Corp. 6.500%, 6/1/2017	839,437
370,000	TransCanada PipeLines Ltd. 7.625%, 1/15/2039	512,463
515,000	Williams Cos., Inc. 8.750%, 3/15/2032	695,302
	TOTAL CORPORATE BONDS (Cost $8,155,654)	8,062,397

Number of Shares		Value

	COMMON STOCKS – 45.5%
	ENERGY – 36.5%
11,345	ConocoPhillips	809,125
39,445	El Paso Corp.	986,520
70,918	Enbridge Energy Management LLC	2,259,440
12,820	EQT Corp.	794,968
29,743	Kinder Morgan Management LLC	2,104,896
27,320	Spectra Energy Corp.	803,754
13,508	Teekay Offshore Partners LP1	375,973
17,175	Teekay Offshore Partners LP	479,011
19,060	TransCanada Corp.	796,708
32,630	Williams Cos., Inc.	1,053,297
		10,463,692

	UTILITIES – 9.0%
31,095	CenterPoint Energy, Inc.	618,790

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FAMCO MLP & Energy Income Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
6,160	National Fuel Gas Co.	$356,972
28,090	NiSource, Inc.	643,542
11,510	ONEOK, Inc.	957,172
		2,576,476

	TOTAL COMMON STOCKS (Cost $11,844,461)	13,040,168

	MASTER LIMITED PARTNERSHIPS – 22.1%
7,690	Alliance Holdings GP LP	389,729
4,296	Crestwood Midstream Partners LP - Class C1	121,775
18,250	El Paso Pipeline Partners LP	598,053
20,295	Energy Transfer Equity LP	716,211
19,845	Enterprise Products Partners LP	902,749
13,080	Genesis Energy LP	341,257
28,800	Inergy LP	696,384
14,870	Plains All American Pipeline LP	964,468
12,190	TC PipeLines LP	580,000
12,825	Western Gas Partners LP	483,246
9,220	Williams Partners LP	535,313
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $6,108,639)	6,329,185

	SHORT-TERM INVESTMENTS – 3.4%
986,905	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%2	986,905
	TOTAL SHORT-TERM INVESTMENTS (Cost $986,905)	986,905

	TOTAL INVESTMENTS – 99.2% (Cost $27,095,659)	28,418,655
	Other Assets in Excess of Liabilities – 0.8%	232,774
	TOTAL NET ASSETS – 100.0%	$28,651,429

LLC – Limited Liability Company
LP – Limited Partnership

1 Illiquid Security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  Security fair valued under direction of the Board of Trustees.  The aggregate value of such investments is 1.7% of net assets.

2 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

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FAMCO MLP & Energy Income Fund
SUMMARY OF INVESTMENTS
As of November 30, 2011

Security Type	Percent of Total Net Assets
Corporate Bonds	28.2%
Common Stocks	45.5%
Master Limited Partnerships	22.1%
Short-Term Investments	3.4%
Total Investments	99.2%
Other Assets in Excess of Liabilities	0.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

9

FAMCO MLP & Energy Income Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2011

Assets
Investments in securities, at cost	$27,095,659
Investments in securities, at value	28,418,655
Cash	107,349
Receivables:
Fund shares sold	131,115
Dividends and interest	167,584
Prepaid expenses	33,333
Total assets	28,858,036

Liabilities
Payables:
To Advisor	7,279
Fund shares redeemed	55,366
Distribution fees (Note 6)	452
Audit fees	27,591
Fund accounting fees	8,646
Administration fees	11,673
Transfer agent fees	7,149
Custody fees	744
Chief Compliance Officer fees	1,666
Trustees' fees	687
Other accrued expenses	4,658
Dividends payable	80,696
Total liabilities	206,607

Net Assets	$28,651,429

Composition of Net Assets
Paid-in capital	$27,410,322
Accumulated net realized loss on investments	(81,889)
Net unrealized appreciation on investments	1,322,996
Net Assets	$28,651,429

Class A Shares
Net Assets applicable to shares outstanding	$1,606,088
Number of shares issued and outstanding	148,873
Net asset value per share	$10.79
Maximum sales charge (5.50% of offering price)*	0.63
Maximum offering price to public	$11.42

Class I Shares
Net Assets applicable to shares outstanding	$27,045,341
Number of shares issued and outstanding	2,539,762
Net asset value per share	$10.65

* On sales of $50,000 or more, the sales charge will be reduced.

See accompanying Notes to Financial Statements.

10

FAMCO MLP & Energy Income Fund
STATEMENT OF OPERATIONS
For the Period December 27, 2010* through November 30, 2011

Investment Income
Dividends (net of foreign withholding taxes of $1,616)	$103,982
Interest	164,701
Total income	268,683

Expenses
Advisory fee	107,675
Distribution fee (Note 6)	452
Administration fee	50,007
Fund accounting fees and expenses	44,229
Transfer agent fees and expenses	32,502
Registration fees	32,411
Audit fees	27,591
Custody	17,210
Offering costs	13,601
Legal fees	7,919
Chief Compliance Officer fees	5,835
Trustees' fees and expenses	5,557
Miscellaneous	4,476
Shareholder reporting fees	3,532
Total expenses	352,997
Less: Advisory fees waived	(107,675)
Less: Other expenses waived or reimbursed	(110,277)
Net expenses	135,045
Net investment income	133,638

Realized and Unrealized Gain (Loss) on Investments
Net realized loss on investments	(58,026)
Net unrealized appreciation on investments	1,322,996
Net realized and unrealized gain on investments	1,264,970
Net Increase in Net Assets from Operations	$1,398,608

* The MLP & Energy Income Fund commenced operations on December 27, 2010.

See accompanying Notes to Financial Statements.

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FAMCO MLP & Energy Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

December 27, 2010*
through
May 31, 2011
Increase in Net Assets From:
Operations
Net investment income	$133,638
Net realized loss on investments	(58,026)
Net change in unrealized appreciation on investments	1,322,996
Net increase in net assets resulting from operations	1,398,608

Distributions to Shareholders
From net investment income
Class A	(4,164)
Class I	(131,075)
Total	(135,239)
From capital gains
Class A	(735)
Class I	(23,128)
Total	(23,863)
From return of capital
Class A	(19,658)
Class I	(618,817)
Total	(638,475)
Total distributions to shareholders	(797,577)

Capital Transactions - Class A
Proceeds from shares sold	1,559,127
Reinvestment of distributions	16,144
Cost of shares repurchased1	(39)
Net change in net assets from capital transactions	1,575,232

Capital Transactions - Class I
Proceeds from shares sold	27,693,889
Reinvestment of distributions	671,174
Cost of shares repurchased2	(1,889,897)
Net change in net assets from capital transactions	26,475,166
Total increase in net assets	28,651,429

Net Assets
Beginning of period	-
End of period	$28,651,429

Capital Share Activity - Class A
Shares sold	147,371
Shares issued on reinvestment	1,506
Shares redeemed	(4)
Net increase in shares outstanding	148,873

Capital Share Activity - Class I
Shares sold	2,661,041
Shares issued on reinvestment	64,084
Shares redeemed	(185,363)
Net increase in shares outstanding	2,539,762

1 Net of redemption fee proceeds of $1.
2 Net of redemption fee proceeds of $3,951.

* The FAMCO MLP & Energy Income Fund commenced operations on December 27, 2010.
Class A Shares commenced operations on May 18, 2011.

See accompanying Notes to Financial Statements.

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FAMCO MLP & Energy Income Fund - Class A
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	May 18, 2011 (1)
	Through
	November 30, 2011

Net asset value, beginning of period	$10.64

Income from investment operations:
Net investment income(2)	0.04
Net realized and unrealized gain on investments	0.41
Total from investment operations	0.45

Less distributions:
From net investment income	(0.05)
From net realized gain	(0.01)
From return of capital	(0.24)
Total distributions	(0.30)

Redemption fee proceeds	-	(3)

Net asset value, end of period	$10.79

Total return (4)	4.32%	(5)

Ratios/supplemental data:
Net assets, end of period	$1,606,088

Ratio of expenses to average net assets: (6)
Before fees waived and expenses absorbed	2.76%	(7)
After fees waived and expenses absorbed	1.50%	(7)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-0.54%	(7)
After fees waived and expenses absorbed	0.72%	(7)

Portfolio turnover rate	82.8%	(5)

(1)	Commencement of operations.
(2)	Calculated based on average shares outstanding for the period.
(3)	Less than $0.01.
(4)	Total return excludes the effect of the applicable sales load.
(5)	Not annualized.
(6)	The Advisor has contractually agreed to limit the operating expenses to 1.50%.
(7)	Annualized.

See accompanying Notes to Financial Statements.

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FAMCO MLP & Energy Income Fund - Class I
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	December 27, 2010 (1)
	Through
	November 30, 2011

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income(2)	0.12
Net realized and unrealized gain on investments	1.08
Total from investment operations	1.20

Less distributions:
From net investment income	(0.09)
From net realized gain	(0.02)
From return of capital	(0.44)
Total distributions	(0.55)

Redemption fee proceeds	-	(3)

Net asset value, end of period	$10.65

Total return	12.18%	(4)

Ratios/supplemental data:
Net assets, end of period	$27,045,341

Ratio of expenses to average net assets: (5)
Before fees waived and expenses absorbed	3.29%	(6)
After fees waived and expenses absorbed	1.25%	(6)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-0.79%	(6)
After fees waived and expenses absorbed	1.25%	(6)

Portfolio turnover rate	82.8%	(4)

(1)	Commencement of operations.
(2)	Calculated based on average shares outstanding for the period.
(3)	Less than $0.01.
(4)	Not annualized.
(5)	The Advisor has contractually agreed to limit the operating expenses to 1.25%.
(6)	Annualized.

See accompanying Notes to Financial Statements.

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FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011

Note 1 – Organization
The FAMCO MLP & Energy Income Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund primarily seeks current income and secondarily seeks long-term capital appreciation.  The Fund commenced investment operations on December 27, 2010.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership. The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries.  A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries.  At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole.  Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the

15

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011

respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $13,602, which are being amortized over a one-year period from December 27, 2010 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of exposure to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Fiduciary Asset Management, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00%, of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.50% and 1.25% of the Fund’s average daily net assets for Class A Shares and Class I Shares, respectively through December 22, 2011.

16

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 (Continued)

For the period December 27, 2010 (commencement of operations) through November 30, 2011, the Advisor waived all of its advisory fees in the amount of $107,675 and reimbursed fund expenses in the amount of $110,277 for the Fund.  The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratios, including the recovered expenses, fall below the current expense limit and the expense limits in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  As of November 30, 2011, the Advisor may recapture a portion of the following amounts no later that the dates stated below:

November 30, 2014	$217,952

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period December 27, 2010 (commencement of operations) through November 30, 2011, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period December 27, 2010 (commencement of operations) through November 30, 2011, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$27,177,548

Gross unrealized appreciation	1,667,685
Gross unrealized depreciation	(426,578)

Net unrealized appreciation	$1,241,107

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the fiscal year ended November 30, 2011, permanent differences in book and tax accounting have been reclassified to paid in capital, undistributed net investment loss and accumulated net realized loss as follows:

17

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 (Continued)

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Loss	Accumulated Net Realized Loss
$(1,601)	$1,601	$ -

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital, other losses and partial MLP dispositions	-
Net unrealized appreciation on investments	1,241,107
Total accumulated earnings	$1,241,107

The tax character of the distribution paid during the fiscal year ended November 30, 2011 was as follows:

Distributions paid from:
Ordinary income	$159,102
Long-term capital gains	~~-~~
Tax return of capital	638,475
Total distributions	$797,577

Note 5 –  Investment Transactions
For the period December 27, 2010 (commencement of operations) through November 30, 2011, purchases and sales of investments, excluding short-term investments, were $35,877,676 and $9,536,311, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Advisor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets.  The Institutional Class does not pay any distribution fees.

For the period December 27, 2010 (commencement of operations) through November 30, 2011 distribution fees incurred are disclosed on the Statement of Operations.

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

18

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 (Continued)

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets Table
Investments, at Value:
Corporate Bonds	$-	$8,062,397	$-	$8,062,397
Common Stocks
Energy	10,087,719	375,973	-	10,463,692
Utilities	2,576,476	-	-	2,576,476
Master Limited Partnerships	6,207,410	121,775	-	6,329,185
Short-Term Investments	986,905	-	-	986,905
Total Investments, at Value	19,858,510	8,560,145	-	28,418,655
Total Assets	$19,858,510	$8,560,145	$-	$28,418,655

19

FAMCO MLP & Energy Income Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 (Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Fund:

	Investments, at Value	Other Financial Instruments
Balance as of 11/30/10	$-	$-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	-	-
Purchase (sales)	100,009	-
Transfers in and/or out of Level 3	(100,009)	-
Balance as of 11/30/11	$-	$-
Net change in unrealized appreciation/(depreciation) on Level 3 investments held as of 11/30/11*	$-	$-

* Included in the related amounts on the Statement of Operations.

Note 9 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 10 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.

During the period the Fund purchased one or more Level 3 securities, though none were considered as such at period end. These securities were considered Level 3 securities because they were or are currently restricted securities. Such securities may be categorized as Level 3 until the respective securities commence active market trading or otherwise meet the necessary requirements to be categorized as Level 1 or Level 2. Details on such securities are listed above. Such securities represent the only transfers among levels.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurement and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  There were no subsequent events or transactions that occurred that materially impacted the amounts or disclosures in the Fund’s financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of FAMCO MLP & Energy Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 27, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAMCO MLP & Energy Income Fund as of November 30, 2011, and the results of its operations, the changes in its net assets and its financial highlights for the period December 27, 2010 to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 27, 2012

21

FAMCO MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended November 30, 2011, 63.27% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended November 30, 2011, 49.74% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 1-888-805-0005.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	44	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	44	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	44	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	44	None.

22

FAMCO MLP & Energy Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	44	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

23

FAMCO MLP & Energy Income Fund
Fund Expenses - November 30, 2011 (Unaudited)

Expense Example
As a shareholder of the FAMCO MLP & Energy Income Fund (the “Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/11 to 11/30/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expense Paid During Period**
		6/1/11	11/30/11	6/1/11 - 11/30/11
Class A	Actual Performance	$1,000.00	$1,023.00	$7.58
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.50	$7.56
Class I	Actual Performance	$1,000.00	$1,024.30	$6.34
	Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.74	$6.32

** Expenses are equal to the Fund’s annualized expense ratio of 1.50% and 1.25% for Class A and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period).  The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

24

Investment Advisor
Fiduciary Asset Management, Inc.
8235 Forsyth Boulevard, Suite 700
St. Louis, Missouri  63105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

FUND INFORMATION

	TICKER	CUSIP
FAMCO MLP & Energy Income Fund – Class I	INFIX	461 418 535
FAMCO MLP & Energy Income Fund – Class A	INFRX	461 418 543

Privacy Principles of the FAMCO MLP & Energy Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the FAMCO MLP & Energy Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 1-888-805-0005, on the Fund’s website at www. or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 1-888-805-0005, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 1-888-805-0005.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

FAMCO MLP & Energy Income Fund
803 West Michigan Street
Milwaukee, WI 53233-2301
1-888-805-0005

FAMCO

FAMCO MLP & Energy Infrastructure Fund

ANNUAL REPORT
November 30, 2011

FAMCO MLP & Energy Infrastructure Fund
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	5
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statement of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19
Supplemental Information	20
Fund Expenses	24

8235 Forsyth Boulevard, Suite 700 Saint Louis, Missouri 63105 Telephone: 314 446-6700 Facsimile: 314 446-6707 www.famco.com

MLP & Energy Infrastructure Fund (“MLPPX”)
November 30, 2011

Dear Shareholder

Thank you for your investment in the FAMCO MLP & Energy Infrastructure Fund (“the Fund”).  This report covers the Fund’s performance for the fiscal year ended November 30, 2011 as well as an overall update on the Fund’s investments.

Our firm, Fiduciary Asset Management Inc. (“FAMCO”), serves as investment advisor for the Fund.  Founded in 1994, FAMCO is a Delaware corporation registered with the Securities and Exchange Commission as an investment adviser and is a wholly owned subsidiary of Piper Jaffray Companies.  We manage Master Limited Partnerships (“MLPs”), equity and fixed income assets for investment companies, institutions and high net worth individuals.

The Fund’s investment objective is long-term capital appreciation and current income. The Fund will seek to meet its investment objective by opportunistically investing in energy infrastructure securities.  We believe that a well constructed portfolio of energy infrastructure investments has the potential to provide investors with a mix of current income, growth potential, low correlation to other asset classes, and some tax advantages.  The Fund will invest in both equity and fixed income securities with the asset allocation being a function of current opportunities.  Most pure-play domestic energy infrastructure is owned by MLPs or entities affiliated with MLPs, and at least 80% of the Fund’s investments are expected to be concentrated in MLPs and other energy infrastructure assets.

We expect the Fund to exhibit high correlation to and generate similar returns with the Alerian MLP Index (Alerian), but with less volatility and more liquidity over a full market cycle. In shorter periods we would expect the Fund to underperform when the Alerian is generating higher than average returns and to outperform when the Alerian performs at less than its long-term potential.

Given these expectations we are pleased with the one year return and since inception (09/09/2010) annualized return for the Fund of 13.3% and 15.9%, respectively.  The Alerian MLP Index’s comparable returns are 9.6% and 16.9%.  Importantly, the Fund has provided investors with the lower volatility and increased downside protection that is expected.  Since inception, the Fund’s volatility has averaged 76% of the Alerian’s volatility.  During the two significant MLP market corrections in 2011 the Fund, on average, declined by approximately one-third less than the Alerian MLP Index.

Past performance is no guarantee of future results. The net asset value per share (“NAV”) is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities / # of shares = NAV).  The NAV takes into account the expenses and fees including management and administration fees, which are accrued daily. Please see the PPM for a description of Fund fees and expenses.  The one year return is the change in NAV plus any Fund distributions expressed as a percent of the beginning NAV for any given period.  The annualized return is the return on investment over a period longer than one year expressed as a one year return.

The strong performance of MLPs and other energy infrastructure equity during the year ended November 30, 2011 drove the Fund’s returns.  The Fund’s investments in energy infrastructure fixed income securities performed slightly better than the Barclay’s US Aggregate Bond Index over the same period but underperformed the Fund’s MLP and other energy equity investments.  The Fund’s correlation1 to the Alerian was approximately 92% in the year ended November 30, 2011 which is consistent with our long term expectations.

A couple of strategic themes added value during the year: 1) a preference for MLPs and other energy infrastructure equities vs. fixed income securities; 2) a preference for energy infrastructure equities with potential restructuring opportunities ; and 3) a preference for credit risk vs. interest rate risk in our fixed income portfolio.

We believe that the long-term outlook for MLPs and other energy infrastructure assets is positive.  MLPs and other energy infrastructure companies appear to be benefiting from the significant infrastructure needs being fueled in part by drilling activity of unconventional oil and gas reserves, generally termed “shale plays”.

The Alerian’s 9.6% return for the year ended November 30, 2011 reflected investors’  positive outlook for energy infrastructure and was also inside the range of our 8-10% long term return expectation for the Alerian Index.

Throughout the year we saw positive developments for our energy infrastructure equity holdings.  Approximately 30% of the Fund’s assets were allocated to energy infrastructure entities organized as corporations (as opposed to MLPs which are organized as partnerships).  Our holdings of energy infrastructure corporations significantly outperformed our MLP holdings for the one year period ended November 30, 2011. We attribute the strong performance to the following two themes: 1) many of the energy infrastructure corporations in the Fund own valuable infrastructure assets; 2) these companies are often the parent company (i.e. general partner) of an MLP; and 3) many of the companies are beginning to unlock this value more aggressively via restructuring.

In our semi-annual report we noted the strong performance of El Paso Corp. (EP).  El Paso Corp. owns a 2% general partnership (GP) stake and 42% equity stake in El Paso Energy Partners, LP (EPB).  The GP stake in an MLP can be quite valuable.  We find that the market typically does not give full valuation credit for the GP ownership due to a couple of reasons: 1) the corporation may also own a significant amount of mature, slower-growth regulated assets which constitute a greater mix of cash flow; and 2) since diversified companies generally have greater complexity, it is harder for investors to accurately value the sum of the parts (causing a conglomeration discount).  In October, Kinder Morgan Inc. (KMI) announced an agreement to acquire El Paso Corp. at a significant premium.  Assuming the transaction closes, the combined entity will be one of the largest U.S. energy companies.  At the end of the reporting period the Fund maintained its position in El Paso Corp.

We expect that merger and acquisition activity will remain strong in 2012.  We believe that  restructuring, including mergers and acquisitions, of energy infrastructure corporations is a good example of the opportunities that the MLP & Energy Infrastructure Fund seeks to capitalize on.  While our core investment is MLPs, we actively seek to create value by purchasing securities tied to energy infrastructure regardless of whether the securities represent equity or debt or if they are tied to entities organized as corporations or partnerships.  Over time this strategy seeks to provide investors with returns in-line with the Alerian MLP

1 Perfect positive correlation (a correlation co-efficient of +1) implies that as one security moves, either up or down, the other security will move in lockstep in the same direction.

Index while providing less volatility along the way, which is what investors in the Fund have experienced since the Fund’s inception.

One change in the Fund during the second half of the year was a reduction in the Fund’s more commodity-sensitive investments and an increase in the overall quality level of our holdings.  It is our view that commodity sensitive investments tend to lag, while higher quality securities lead, during prolonged periods of slow economic growth.  As expectations of a slowing economy set in during the second half of 2011 we began to adjust the portfolio to reflect this belief.

We remain mindful of the possibility of tax reform negatively impacting MLPs.  We continue to believe that the odds are low that the tax reforms being considered will significantly impact MLPs.  However, the regulatory front continues to be challenging for the energy sector.  Drilling has resumed in the Gulf of Mexico, but policy battles continue to rage on shore with regards to the drilling practice of hydraulic fracturing (“fracking”), especially in the northeast and the Marcellus shale.  The proposed Keystone XL pipeline, designed to bring increased volumes of Canadian crude oil all the way to the refinery complexes on the Gulf Coast, is a hot button for environmentalists concerned about potential negative impacts of a spill on the Ogallala Aquifer, the nation’s largest.  While this public discourse will undoubtedly slow the development process of domestic energy resources, and put at risk our access to friendly foreign resources at a time of political upheaval in the Middle East, we think the end result is a continued boom in drilling and related infrastructure build out.  This remains the basic engine of growth for energy infrastructure assets, and we maintain our view that the growth story is intact.

As a shareholder, you will receive a 1099 tax form in January, 2012.  Therefore, if you are a tax-exempt investor holding Fund shares you generally will not have unrelated business taxable income (“UBTI”) attributable to your ownership or sale of the Fund shares unless your ownership of the shares is debt-financed.  Similarly, it is generally expected that you will not become subject to additional state and local income tax return filing requirements by reason of your holdings of Fund shares.  Please consult your tax advisor for information specific to your situation.

We appreciate your investment in the Fund.

Sincerely, Fiduciary Asset Management Inc.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.

Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.  The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors.

Master limited partnership (MLP) is a limited partnership that is publicly traded on a securities exchange.  It combines the tax benefits of a limited partnership with the liquidity of publicly traded securities.

An investment in vehicles like MLPPX are speculative investments and are not suitable for all investors, nor do they represent a complete investment program. MLPPX is available only to qualified investors who are comfortable with the substantial risks associated with investing in similar vehicles. An investment in a vehicle like MLPPX includes the risks inherent in an investment in securities, market risk, industry concentration risk, MLP Units risk, general MLP risk, energy and natural resource company risk, depletion and exploration risk, marine transportation companies risk, regulatory risk, commodity pricing risk, weather risk, cash flow risk, affiliated party risk, catastrophe risk, acquisition risk, natural resources sector risk, foreign securities risk, ETF risk, credit risk, interest rate risk, high yield securities risk, derivatives risk, leveraging risk, tax risk, non-diversification risk, advisor risk.  For complete descriptions of risks, please refer to the Fund’s Private Placement Memorandum (“PPM”).

There can be no guarantee that the Fund will achieve its objectives or that its strategy will be successful.

An investor should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. This and other important information about the Fund can be found in the PPM. Please read the PPM carefully before investing.

The views in this shareholder letter were those of the Investment Advisor as of the letter’s publication date and may not reflect his views on the date this letter is first distributed or anytime thereafter. These views are intended to assist readers in understanding the Fund’s investment methodology and do not constitute investment advice.

FAMCO MLP & Energy Infrastructure Fund
FUND PERFORMANCE at November 30, 2011

This graph compares a hypothetical $1 million investment in the Fund, made at its inception with a similar investment in the Alerian MLP Index.  Results include the reinvestment of all dividends and capital gains.

Alerian MLP Index is a composite of the 50 most prominent energy master limited partnerships calculated using a float-adjusted, capitalization-weighted methodology.  S&P 500 Index is a value weighted index of the prices of 500 large cap common stocks actively traded in the United States.  Barclays U.S. Aggregate Bond Index covers the U.S. dollar denominated, investment-grade, fixed rate, taxable bond market of SEC registered securities.   The indexes do not reflect expenses, fees or sales charge, which would lower performance.  The indexes are unmanaged and it is not possible to invest in an index.

Total Returns as of November 30, 2011
	1 Year	Since Inception (Annualized)*
FAMCO MLP & Energy Infrastructure Fund	13.26%	15.92%
Alerian MLP Index	9.55%	16.91%
S&P 500 Index	7.83%	12.75%
Barclays Capital U.S. Aggregate Index	5.52%	5.09%
* Inception date 9/9/10.

Gross and Net Expense Ratios for the Fund was 5.89% and 1.00%, respectively.   Expense ratios are from the most recent prospectus. The Fund's Advisor has contractually agreed to waive its fees and/or absorb expenses; absent such waivers, the Fund's returns would have been lower. The contractual fee waivers are in effect through February 28, 2013.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's Advisor has waived fees or expenses; absent such waivers, the Fund's returns would have been lower.

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2011

Principal Amount		Value
	CORPORATE BONDS – 29.3%
$250,000	Anadarko Finance Co. 7.500%, 5/1/2031	$301,006
500,000	BreitBurn Energy Partners LP / BreitBurn Finance Corp. 8.625%, 10/15/2020	501,875
	Chesapeake Energy Corp.
650,000	6.875%, 8/15/2018	679,250
650,000	6.625%, 8/15/2020	672,750
200,000	Dominion Resources, Inc. 7.000%, 6/15/2038	262,266
275,000	Plains Exploration & Production Co. 7.625%, 4/1/2020	292,875
700,000	Range Resources Corp. 7.250%, 5/1/2018	749,000
150,000	Spectra Energy Capital LLC 7.500%, 9/15/2038	188,244
750,000	Sunoco, Inc. 5.750%, 1/15/2017	748,177
850,000	Teekay Corp. 8.500%, 1/15/2020	809,625
470,000	Tesoro Corp. 6.500%, 6/1/2017	478,225
130,000	TransCanada PipeLines Ltd. 7.625%, 1/15/2039	180,055
520,000	Williams Cos., Inc. 8.750%, 3/15/2032	702,052
	TOTAL CORPORATE BONDS (Cost $6,650,183)	6,565,400

Number of Shares		Value
	COMMON STOCKS – 47.1%
	ENERGY – 37.6%
9,340	ConocoPhillips	666,129
32,520	El Paso Corp.	813,325
53,691	Enbridge Energy Management LLC	1,710,600
10,275	EQT Corp.	637,153
24,391	Kinder Morgan Management LLC	1,726,184
22,485	Spectra Energy Corp.	661,509
10,905	Teekay Offshore Partners LP1	303,522
13,200	Teekay Offshore Partners LP	368,148
15,680	TransCanada Corp.	655,424
26,620	Williams Cos., Inc.	859,294
		8,401,288

	UTILITIES – 9.5%
25,810	CenterPoint Energy, Inc.	513,619

FAMCO MLP & Energy Infrastructure Fund
SCHEDULE OF INVESTMENTS
As of November 30, 2011

Number of Shares		Value

	COMMON STOCKS (Continued)
	UTILITIES (Continued)
5,025	National Fuel Gas Co.	$291,199
23,020	NiSource, Inc.	527,388
9,580	ONEOK, Inc.	796,673
		2,128,879

	TOTAL COMMON STOCKS (Cost $8,863,025)	10,530,167

	MASTER LIMITED PARTNERSHIPS – 21.8%
4,920	Alliance Holdings GP LP	249,346
17,178	Crestwood Midstream Partners LP - Class C1	486,929
8,750	El Paso Pipeline Partners LP	286,738
15,770	Energy Transfer Equity LP	556,523
13,530	Enterprise Products Partners LP	615,480
9,055	Genesis Energy LP	236,245
22,425	Inergy LP	542,236
10,695	Plains All American Pipeline LP	693,678
9,455	TC PipeLines LP	449,869
9,660	Western Gas Partners LP	363,989
6,790	Williams Partners LP	394,227
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $4,509,998)	4,875,260

	SHORT-TERM INVESTMENTS – 1.3%
287,386	Fidelity Institutional Money Market - Treasury Only Portfolio, 0.01%2	287,386
	TOTAL SHORT-TERM INVESTMENTS (Cost $287,386)	287,386

	TOTAL INVESTMENTS – 99.5% (Cost $20,310,592)	22,258,213
	Other Assets in Excess of Liabilities – 0.5%	110,069
	TOTAL NET ASSETS – 100.0%	$22,368,282

LLC – Limited Liability Company
LP – Limited Partnership

1 Illiquid Security. Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  Security fair valued under direction of the Board of Trustees.  The aggregate value of such investments is 3.5% of net assets.

2 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
SUMMARY OF INVESTMENTS
As of November 30, 2011

Security Type	Percent of Total Net Assets
Corporate Bonds	29.3%
Common Stocks	47.1%
Master Limited Partnerships	21.8%
Short-Term Investments	1.3%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2011

Assets
Investments in securities, at cost	$20,310,592
Investments in securities, at value	22,258,213
Receivables:
Securities sold	125,594
Dividends and interest	139,504
Prepaid expenses	347
Total assets	22,523,658

Liabilities
Payables:
Audit fees	34,990
Advisory fees	12,334
Fund accounting fees	7,379
Administration fees	13,215
Transfer agent fees	5,363
Custody fees	4,328
Chief Compliance Officer fees	1,227
Trustees' fees	999
Other accrued expenses	5,513
Dividends payable	70,028
Total liabilities	155,376

Net Assets	$22,368,282

Composition of Net Assets
Paid-in capital	$20,407,900
Undistributed net investment income	58,094
Accumulated net realized loss on investments	(45,333)
Net unrealized appreciation on investments	1,947,621
Net Assets	$22,368,282

Number of shares issued and outstanding (par value of $0.01 per share with unlimited number of shares authorized)	1,987,702

Net asset value per share	$11.25

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
STATEMENT OF OPERATIONS
For the year ended November 30, 2011

Investment Income
Dividends (net of foreign withholding taxes of $2,745)	$161,526
Interest	269,473
Total income	430,999

Expenses
Advisory fee	123,204
Administration fee	50,067
Fund accounting fees and expenses	42,722
Offering costs	30,145
Transfer agent fees and expenses	27,032
Audit fees	26,320
Custody	14,622
Legal fees	12,937
Chief Compliance Officer fees	6,017
Trustees' fees and expenses	6,001
Miscellaneous	4,765
Shareholder reporting fees	3,997
Registration fees	1,260
Insurance	133
Total expenses	349,222
Less: Advisory fees waived	(123,204)
Less: Other expenses waived or reimbursed	(61,760)
Net expenses	164,258
Net investment income	266,741

Realized and Unrealized Gain on Investments
Net realized gain on investments	420,711
Net unrealized appreciation on investments	1,669,087
Net realized and unrealized gain on investments	2,089,798
Net Increase in Net Assets from Operations	$2,356,539

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended November 30, 2011	September 9, 2010* through November 30, 2010
Increase in Net Assets From:
Operations
Net investment income	$266,741	$54,797
Net realized gain on investments	420,711	34,975
Net change in unrealized appreciation on investments	1,669,087	278,534
Net increase in net assets resulting from operations	2,356,539	368,306

Distributions to Shareholders
From net investment income	(214,320)	(27,089)
From net realized gains	(564,254)	(31,871)
Return of capital	(170,591)	(20,718)
Total distributions to shareholders	(949,165)	(79,678)

Capital Transactions
Proceeds from shares sold	12,480,212	8,063,623
Reinvestment of distributions	669,053	79,678
Cost of shares repurchased	(620,286)	-
Net change in net assets from capital transactions	12,528,979	8,143,301

Total increase in net assets	13,936,353	8,431,929

Net Assets
Beginning of period	8,431,929	-
End of period	$22,368,282	$8,431,929

Accumulated net investment income/(loss)	$58,094	$(1,511)

Capital Share Activity
Shares sold	1,179,718	796,781
Shares issued on reinvestment	60,134	7,603
Shares redeemed	(56,534)	-
Net increase in shares outstanding	1,183,318	804,384

* Commencement of operations.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	For the Year ended November 30, 2011	September 9, 2010 (1) Through November 30, 2010

Net asset value, beginning of period	$10.48	$10.00

Income from investment operations:
Net investment income(2)	0.18	0.07
Net realized and unrealized gain on investments	1.19	0.51
Total from investment operations	1.37	0.58

Less distributions:
From net investment income	(0.13)	(0.03)
From net realized gain	(0.36)	(0.04)
Return of capital	(0.11)	(0.03)
Total distributions	(0.60)	(0.10)

Net asset value, end of period	$11.25	$10.48

Total return	13.26%	5.80%	(3)

Ratios/supplemental data:
Net assets, end of period	$22,368,282	$8,431,929

Ratio of expenses to average net assets: (4)
Before fees waived and expenses absorbed	2.13%	5.89%	(5)
After fees waived and expenses absorbed	1.00%	1.00%	(5)

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.50%	(1.26%)	(5)
After fees waived and expenses absorbed	1.63%	3.64%	(5)

Portfolio turnover rate	99.4%	25.1%	(3)

(1)	Commencement of operations.
(2)	Calculated based on average shares outstanding for the period.
(3)	Not annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses to 1.00%.
(5)	Annualized.

See accompanying Notes to Financial Statements.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011

Note 1 – Organization
The FAMCO MLP & Energy Infrastructure Fund (the “Fund”) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is long-term capital appreciation and current income. The Fund commenced investment operations on September 9, 2010.

Note 2 –Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (OTC) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

(b) Master Limited Partnerships
An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986 (the “Code”), the partnership interests or “units” of which are traded on securities exchanges like shares of corporate stock.  Holders of MLP units generally have limited control and voting rights on matters affecting the partnership.  The value of the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be taxed as a corporation and there could be a material decrease in the value of its securities.

(c) Sector Concentration Risk
The focus of the Fund’s portfolio on a specific industry may present more risks than if the portfolio were broadly diversified over numerous industries. A downturn in energy related industries would have a larger impact on a Fund than on an investment company that does not concentrate in such industries. At times, the performance of the Fund’s investments may lag the performance of other industries or the broader market as a whole. Such underperformance may continue for extended periods of time.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 (Continued)

The Fund incurred offering costs of approximately $38,553, which are being amortized over a one-year period from September 9, 2010 (commencement of operations).

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of exposure to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze the open tax year of 2010 or expected to be taken in the Fund’s 2011 tax returns, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the fiscal year ended November 30, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Fiduciary Asset Management, Inc. (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.75% of the Fund’s average daily net assets.  The Advisor has contractually agreed to waive its fee and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses to 1.00% of the Fund's average daily net assets until March 31, 2012.

For the year ended November 30, 2011, the Advisor waived all of its advisory fees in the amount of $123,204 and reimbursed fund expenses in the amount of $61,760 for the Fund. The Advisor may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratios, including the recovered expenses, fall below the expense limits in place at the time the expenses were incurred. The Advisor is permitted to seek reimbursement from the
Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred. As of November 30, 2011, the Advisor may recapture a portion of the following amounts no later that the dates stated below:

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011

November 30, 2013	$73,727
November 30, 2014	$184,964

Foreside Fund Services, LLC (“Foreside”) serves as the Fund’s placement agent; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a. (“UMBNA”), an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does compensate trustees and officers affiliated with the Fund’s co-administrators.  For the year ended November 30, 2011, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the year ended November 30, 2011, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At November 30, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$20,343,406

Gross unrealized appreciation	2,215,532
Gross unrealized depreciation	(300,725)

Net unrealized appreciation	$1,914,807

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended November 30, 2011, permanent differences in accounting have been reclassified to paid-in capital, undistributed net investment income and accumulated realized loss as follows:

Increase (Decrease)
Paid in Capital	Undistributed Net Investment Income	Accumulated Realized Gains
$(71,255)	$7,184	$64,041

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 (Continued)

As of November 30, 2011, the components of accumulated earnings (deficit) for the Fund on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital, other losses and partial MLP dispositions	45,576
Net unrealized appreciation on investments	1,914,807
Total accumulated earnings	$1,960,383

The tax character of distributions paid during the fiscal years ended November 30, 2010, and 2011 for the Fund was as follows:

Distribution paid from:	November 30, 2011	November 30, 2010
Ordinary income	$639,675	58,679
Long-term capital gains	138,899	-
Tax return of capital	170,591	20,999
Total distributions paid	$949,165	79,678

Note 5 –Investment Transactions
For the year ended November 30, 2011, purchases and sales of investments, excluding short-term investments, were $28,116,942 and $16,235,731, respectively.

Note 6 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 7 –Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 (Continued)

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of November 30, 2011, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets Table
Investments, at Value:
Corporate Bonds	$-	$6,565,400	$-	$6,565,400
Common Stocks
Energy	8,097,766	303,522	-	8,401,288
Utilities	2,128,879	-	-	2,128,879
Master Limited Partnerships	4,388,331	486,929	-	4,875,260
Short-Term Investments	287,386	-	-	287,386
Total Investments, at Value	14,902,362	7,355,851	-	22,258,213
Total Assets	$14,902,362	$7,355,851	$-	$22,258,213

FAMCO MLP & Energy Infrastructure Fund
NOTES TO FINANCIAL STATEMENTS
November 30, 2011 (Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Fund:

	Investments, at Value	Other Financial Instruments
Balance as of 11/30/10	$-	$-
Realized gain (loss)	-	-
Change in unrealized appreciation (depreciation)	-	-
Purchase (sales)	1,096,228	-
Transfers in and/or out of Level 3	(1,096,228)	-
Balance as of 11/30/11	$-	$-
Net change in unrealized appreciation/(depreciation) on Level 3 investments held as of 11/30/11*	$-	$-

* Included in the related amounts on the Statement of Operations.

Note 8 – Derivative and Hedging Disclosure
Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund did not hold any securities requiring disclosure.

Note 9 – Improving Disclosures about Fair Value Measurements
In January 2010, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about a) transfers into and out of Levels 1 and 2, and b) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements.

During the period the Fund purchased one or more Level 3 securities, though none were considered as such at period end. These securities were considered Level 3 securities because they were or are currently restricted securities.  Such securities may be categorized as Level 3 until the respective securities commence active market trading or otherwise meet the necessary requirements to be categorized as Level 1 or Level 2. Details on such securities are listed above. Such securities represent the only transfers among levels.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurement and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

Note 10 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  There were no subsequent events or transactions that occurred that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of FAMCO MLP & Energy Infrastructure Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of November 30, 2011 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period September 9, 2010 (commencement of operation) to November 30, 2010.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FAMCO MLP & Energy Infrastructure Fund as of November 30, 2011, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and the period September 9, 2010 to November 30, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
January 27, 2012

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Tax Information
For the year ended November 30, 2011, 25.16% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the year ended November 30, 2011, 19.22% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Trustees and Officer Information
Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling 314-446-6747.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
“Independent” Trustees:
Charles H. Millera (born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	44	None.
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	44	None.
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	44	None.
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	44	None.

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006).	44	Advisors Series Trust (1997 to 2007).
Officers of the Trust
Rita Damb (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausilib (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski a (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A
Todd Cippermanb (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At an in-person meeting held on September 21-22, 2011, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Fiduciary Asset Management, Inc. (the “Investment Advisor”) with respect to the FAMCO MLP & Energy Infrastructure Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with returns of the Alerian MLP Index for the three-month and year-to-date periods ended August 31, 2011, and the returns of a select group of comparable funds selected by MFAC (the “Peer Group”) for the three-month and year-to-date periods ended July 31, 2011.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the annualized total returns of the Fund were below the returns of the Alerian MLP Index for the three-month period but exceeded the returns of the Index for the year-to-date period, and were above the average returns of the Peer Group funds for both periods.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

FAMCO MLP & Energy Infrastructure Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers) and the total expenses paid by the Fund (net of fee waivers) were significantly lower than the Fund’s Peer Group averages.  The Trustees also noted that the Investment Advisor was currently waiving its entire advisory fee with respect to the Fund, and subsidizing a portion of the Fund’s expenses, because of the Fund’s asset levels.  The Board noted that at the Fund’s current asset levels the fees charged by the Investment Advisor to the Fund are comparable to the fees charged by the Investment Advisor to its separate account clients managed using the same strategies as the Fund.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that because the Investment Advisor was subsidizing the Fund’s expenses, the Investment Advisor had realized no profits with respect to the Fund in the past year.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

FAMCO MLP & Energy Infrastructure Fund
Fund Expenses - November 30, 2011 (Unaudited)

Expense Example
As a shareholder of the FAMCO MLP & Energy Infrastructure Fund (the ”Fund”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 6/1/11 through 11/30/11.

Actual Expenses
The information in the table under the headings “Actual Performance” provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the table under the headings “Hypothetical (5% annual return before expenses)” provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expense Paid During Period*
	6/1/10	11/30/11	6/1/11 - 11/30/11
Actual Performance	$1,000.00	$1,023.00	$5.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.97	$5.08

* Expenses are equal to the Fund’s annualized expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the corresponding period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Investment Advisor
Fiduciary Asset Management, LLC
8235 Forsyth Boulevard, Suite 700
St. Louis, Missouri  63105

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin  53233-2301

Placement Agent
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101

FUND INFORMATION

	TICKER	CUSIP
FAMCO MLP & Energy Infrastructure Fund	MLPPX	461 418 626

Privacy Principles of the FAMCO MLP & Energy Infrastructure Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the FAMCO MLP & Energy Infrastructure Fund for their information.  It is not a Private Placement Memorandum, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at 314-446-6747, on the Fund’s website at www. or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling 314-446-6747, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund at 314-446-6747. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

FAMCO MLP & Energy Infrastructure Fund
803 West Michigan Street
Milwaukee, WI 53233-2301
314-446-6747

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-805-0005.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$25,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	$1,000*	N/A
* $1,000 for each additional state returns filed.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	10,000	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 8, 2008.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	February 6, 2012

By (Signature and Title)	s/ Rita Dam
Rita Dam, Treasurer

Date	February 6, 2012